SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2005
                                                         ----------------


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                  000-29239                36-3909334
          --------                  ---------                ----------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                             60601
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [x] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS
---------         ------------

         On January 27, 2005, Inforte Corp.("Inforte") issued a press release and communicated with employees via e-mail, announcing that Inforte's board of directors has approved a program to offer Inforte employees, with respect to certain stock options, the opportunity to convert stock options to restricted stock or to cash out stock options. The text of the press release is attached as
Exhibit 99.1 and the text of the e-mail communications to employees are attached as Exhibits 99.2 and 99.3 and is being filed pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended, as pre-commencement communications.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


January 27, 2005                        By:     /s/ Nick Heyes
                                           -------------------------------------
                                                Nick Heyes
                                                Chief Financial Officer




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





                                  EXHIBIT INDEX


No.              Description of Exhibit

99.1             Press Release

99.2             Text of the e-mail communication to employees

99.3             Text of the e-mail communication to employees





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